UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020

PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC.
(Exact name of registrant specified in its charter)
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Maryland	000-54382	26-3842535
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

11150 Santa Monica Blvd., Suite 400
Los Angeles, California 90025
(Address of principal executive offices)

Registrant’s telephone number, including area code: (424) 208-8100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS

Pacific Oak Strategic Opportunity REIT, Inc. (the “Company”) will be relying on the conditional filing relief provided under the Securities and Exchange Commission’s Order, as amended (Release No. 34-88465) (the “Order”) under Section 36 of the Securities Exchange Act of 1934, as amended, to delay the filing of its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 (the “Quarterly Report”) due to circumstances related to the novel coronavirus (COVID-19) pandemic. The Company is filing this current report on Form 8-K in accordance with and reliance upon the Order.
The impacts of the COVID-19 pandemic have interrupted the Company’s business and operations, and management time and effort have been diverted to address the health and safety needs of its tenants and properties. In addition, a significant amount of the accounting, finance and management team’s attention has been focused on analyzing and addressing the impact on the Company’s operations. The Company is working diligently to finalize its quarterly results and currently estimates that it will file the Quarterly Report on or around May 22, 2020, and in no event later than 45 days after the original filing deadline.
In addition, in light of the current COVID-19 pandemic, the Company is supplementing the risk factors described in the section entitled “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019. The following risk factor disclosure should be read in conjunction with the risk factors described in the 2019 Annual Report on Form 10-K for the year ended December 31, 2019.
COVID-19 Pandemic
The current outbreak of the novel coronavirus, or COVID-19, has caused severe disruptions in the U.S. and global economy and will likely have a negative impact on the Company's business and operations. This impact could be adverse to the extent the current COVID-19 outbreak, or future pandemics, cause tenants to be unable to pay their rent or reduce the demand for commercial real estate, or cause other impacts described below.
The outbreak of COVID-19 in many countries, including the United States, continues to adversely impact global economic activity and has contributed to significant volatility and negative pressure in financial markets. The global impact of the outbreak has been rapidly evolving and, as cases of the virus have continued to be identified in additional countries, many countries, including the United States, have reacted by instituting quarantines and restrictions on travel.
Nearly all U.S. cities and states, including cities and states where the Company's properties are located, have also reacted by instituting quarantines, restrictions on travel, “shelter in place” rules, restrictions on types of business that may continue to operate, and/or restrictions on types of construction projects that may continue. There can be no assurances as to the length of time these restrictions will remain in place. The COVID-19 outbreak has had, and future pandemics could have, a significant adverse impact on economic and market conditions of economies around the world, including the United States, and has triggered a period of global economic slowdown.
The effects of COVID-19 or another pandemic could negatively affect the Company and/or the Company's tenants due to, among other factors:

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the unavailability of personnel, including executive officers and other leaders that are part of the management team and the inability to recruit, attract and retain skilled personnel-to the extent management or personnel are impacted in significant numbers by the outbreak of pandemic or epidemic disease and are not available or allowed to conduct work—business and operating results may be negatively impacted;

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difficulty accessing debt and equity capital on attractive terms, or at all—a severe disruption and instability in the global financial markets or deterioration in credit and financing conditions may affect the Company and the Company's tenants’ ability to access capital necessary to fund business operations or replace or renew maturing liabilities on a timely basis, and may negatively affect the valuation of financial assets and liabilities, any of which could affect the Company's ability to meet liquidity and capital expenditure requirements or have a negative effect on the Company's business, financial condition, results of operations and cash flows;

•	an inability to operate in affected areas, or delays in the supply of products or services from the vendors that are needed to operate effectively;

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tenants’ inability to pay rent on their leases or the Company's inability to re-lease space that is or becomes vacant, which inability, if extreme, could cause the Company to: (i) no longer be able to pay distributions at the Company's current rates or at all in order to preserve liquidity and (ii) be unable to meet the Company's debt obligations to lenders, which could cause the Company to lose title to the properties securing such debt, trigger cross-default provisions, or could cause the Company to be unable to meet debt covenants, which could cause the Company to have to sell properties or refinance debt on unattractive terms; and

•	the Company's inability to deploy capital due to slower transaction volume which may be dilutive to shareholders.
Because the Company's property investments are located in the United States, COVID-19 has begun and will continue to impact the Company's properties and operating results to the extent its continued spread within the United States reduces occupancy, increases the cost of operation, results in limited hours or necessitates the closure of such properties. In addition, quarantines, states of emergencies and other measures taken to curb the spread of COVID-19 may negatively impact the ability of such properties to continue to obtain necessary goods and services or provide adequate staffing, which may also negatively affect the Company's properties and operating results.
Customers and potential customers of the properties the Company own, operate in industries that are being negatively affected by the disruption to business caused by this global outbreak. Tenants or operators have been, and may in the future be, required to suspend operations at the Company's properties for what could be an extended period of time. Certain of the Company's office properties have been negatively impacted by similar impacts on the Company's tenants’ businesses. The Company's multifamily properties have been impacted by declining household incomes and wealth, which may result in delinquencies or vacancies. A number of the Company's customers have requested rent concessions and more customers may request rent concessions or may not pay rent in the future. This could lead to increased customer delinquencies and/or defaults under leases, a lower demand for rentable space leading to increased concessions or lower occupancy, and/or tenant improvement expenditures, or reduced rental rates to maintain occupancies. The Company's operations could be negatively affected if the economic downturn is prolonged, which could also affect the Company's operating results, ability to pay distributions, ability to repay or refinance debt, and the value of shares.
The rapid development and fluidity of this situation precludes any prediction as to the ultimate impact of COVID-19. The full extent of the impact and effects of COVID-19 on the Company's future financial performance, as a whole, and, specifically on the Company's real estate property holdings, are uncertain at this time. The impact will depend on future developments, including, among other factors, the duration and spread of the outbreak, along with related travel advisories and restrictions, the recovery time of the disrupted supply chains, the consequential staff shortages, and production delays, and the uncertainty with respect to the duration of the global economic slowdown. COVID-19 and the current financial, economic and capital markets environment, and future developments in these and other areas present uncertainty and risk with respect to the Company's performance, financial condition, results of operations, cash flows, and value of shares.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC.

Dated: May 14, 2020	BY:	/s/ Michael A. Bender
Michael A. Bender
Chief Financial Officer, Treasurer and Secretary